Exhibit 10.2

FINAL FORM

BACKSTOP Subscription Agreement

This BACKSTOP SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into as of April 6, 2021, by and among Mudrick Capital Acquisition Corporation II, a Delaware corporation (the “Company”), and the undersigned parties listed as Subscribers on the signature pages hereto (each such party, a “Subscriber” and, collectively, the “Subscribers”). Defined terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, the Company, Topps Intermediate Holdco, Inc., a Delaware corporation (“Titan”), and the other parties named therein are entering into that certain Agreement and Plan of Merger (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, inter alia, the Company will enter into a business combination transaction with Titan, on the terms and subject to the conditions set forth therein (the “Transaction”); and

WHEREAS, in connection with the Transaction, each Subscriber desires to subscribe for and purchase from the Company up to a number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Shares”), equal to the product (rounded down to the nearest whole number) of (i) the percentage set forth opposite such Subscriber’s name in the column labeled “Pro Rata Percentage” on Schedule B hereto (the “Pro Rata Portion”) and (ii) 9,852,216 (the “Total Backstop Subscription”), for a purchase price of $10.15 per Share, and the Company desires to issue and sell to such Subscriber such Shares in consideration of the payment of the aggregate applicable purchase price opposite such Subscriber’s name in the column labeled “Applicable Purchase Price” on Schedule B hereto (as the same may be reduced in accordance with the terms herein, such Subscriber’s “Applicable Purchase Price”) by or on behalf of such Subscriber to the Company prior to the Closing (as defined below) in accordance with Section 3.1 herein, all on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                  Subscription. Subject to the terms and conditions hereof, at the Closing, each Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to such Subscriber (subject to the prior payment by such Subscriber of such Subscriber’s Applicable Purchase Price in accordance with the terms herein), a number of Shares equal to the product (rounded down to the nearest whole number) of (i) the Pro Rata Portion and (ii) the Total Backstop Subscription (such subscription and issuance, the “Subscription”); provided, that in the event that the Available Closing Buyer Cash (including, for this purpose, the maximum Applicable Purchase Price payable by the Subscribers hereunder) exceeds $350,000,000 (such excess amount, the “Excess Amount”), then Mudrick Capital Management, L.P. may elect in its sole discretion, by providing notice to the Company and Titan (the “Backstop Notice”) no later than two (2) business days prior to the closing date of the Transaction (provided, that in no event shall the Backstop Notice be delivered until after the Special Meeting, and in no event shall the Backstop Notice be effective with respect to any portion of the PIPE Financing Amount until such portion is actually received by the Company pursuant to the PIPE Subscription Agreements entered into in connection with the PIPE Investment (other than this Subscription Agreement)), to reduce the Total Backstop Subscription by up to an amount (rounded down to the nearest whole number and, in any event, not less than zero) equal to the quotient obtained by dividing (a) the Excess Amount by (b) $10.15. In the event that there is an Excess Amount as determined in accordance with the immediately foregoing proviso (and provided that the Backstop Notice is delivered), (x) the number of Shares to be purchased by each Subscriber pursuant to this Subscription Agreement will be deemed to be equal to the product of (I) such Subscriber’s Pro Rata Portion and (II) the Total Backstop Subscription (as so reduced) and (y) the Applicable Purchase Price for each Subscriber for such Shares will be deemed to be equal to the product of (I) such Subscriber’s Pro Rata Portion of the Total Backstop Subscription (as so reduced and in accordance with the calculations of clause (y) above) and (II) $10.15. To the extent any Subscriber has, in accordance with Section 3.1, funded an Applicable Purchase Price in excess of the Applicable Purchase Price determined in accordance with the foregoing sentence, the Company shall refund such excess to such Subscriber at the closing of the Transaction, and any Shares issued in respect of such excess Applicable Purchase Price shall be canceled. For the avoidance of doubt and notwithstanding herein to the contrary, in no event shall there be any reduction in the Total Backstop Subscription or the payment of the Applicable Purchase Price for any Subscriber to the extent such reduction would result in a failure of the conditions in Sections 11.02(e) or 11.03(c) of the Business Combination Agreement.

2.                  Representations, Warranties and Agreements.

2.1              The Subscribers’ Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscribers, each Subscriber hereby represents and warrants to the Company and acknowledges and agrees with the Company, on a several (and not joint and several) basis, as follows:

2.1.1        If such Subscriber is not an individual, such Subscriber has been duly formed or incorporated and is validly existing in good standing (or the equivalent thereof with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If such Subscriber is an individual, such Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2        If such Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by such Subscriber. If such Subscriber is an individual, the signature on this Subscription Agreement is genuine, and such Subscriber has legal competence and capacity to execute the same. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Company, this Subscription Agreement is enforceable against such Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity (the “Enforceability Exceptions”).

2.1.3        The execution, delivery and performance by such Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Subscriber or, if such Subscriber is not an individual, any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such Subscriber or, if such Subscriber is not an individual, any of its subsidiaries is a party or by which such Subscriber or, if such Subscriber is not an individual, any of its subsidiaries is bound or to which any of the property or assets of such Subscriber or, if such Subscriber is not an individual, any of its subsidiaries is subject, which would reasonably be expected to materially affect the ability or legal authority of such Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) if such Subscriber is not an individual, result in any violation of the provisions of the organizational documents of such Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such Subscriber or, if such Subscriber is not an individual, any of its subsidiaries or any of their respective properties that would reasonably be expected to materially affect the ability or legal authority of such Subscriber to comply in all material respects with this Subscription Agreement.

2.1.4        Such Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)), an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A or (iii) a “qualified purchaser” (as defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Shares only for its own account and not for the account of others, or if such Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined above) and such Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Such Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Such Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.5        Such Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. Such Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by such Subscriber absent an effective registration statement under the Securities Act with respect to the Shares or an opinion of counsel satisfactory to the Company that such registration statement is not required and an applicable exemption from the registration requirements of the Securities Act is available, and that any certificates or book entries representing the Shares shall contain a legend to such effect. Such Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Such Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, such Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Such Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

2.1.6        Such Subscriber understands and agrees that such Subscriber is purchasing the Shares directly from the Company. Such Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to such Subscriber by the Company, Titan or any of their respective officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company expressly set forth in this Subscription Agreement.

2.1.7        As of the date of this Subscription Agreement, such Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law, to the extent such laws are applicable to such Subscriber.

2.1.8        In making its decision to purchase the Shares, such Subscriber represents that it has relied solely upon its own independent investigation and the Company’s representations, warranties and agreements herein. Such Subscriber acknowledges and agrees that such Subscriber has received and has had an adequate opportunity to review such financial and other information as such Subscriber deems necessary in order to make an investment decision with respect to the Shares and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to such Subscriber’s investment in the Shares. Without limiting the generality of the foregoing, such Subscriber acknowledges that it has reviewed the documents provided to such Subscriber by the Company. Such Subscriber represents and agrees that such Subscriber and such Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as such Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Such Subscriber acknowledges that the information provided to such Subscriber is preliminary and subject to change, and that any changes to such information, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect such Subscriber’s obligation to purchase the Shares hereunder (except as otherwise expressly provided herein).

2.1.9        Such Subscriber became aware of this offering of the Shares solely by means of direct contact from Jefferies LLC (“Jefferies”), Deutsche Bank Securities Inc. (“Deutsche Bank”), Craig-Hallum Capital Group LLC (“Craig-Hallum”) or Roth Capital Partners, LLC (and collectively with Jefferies, Deutsche Bank and Craig-Hallum, the “Placement Agents”) or directly from the Company or the Target as a result of a pre-existing, substantive relationship with the Company, the Target or a Placement Agent, and the Shares were offered to such Subscriber solely by direct contact between such Subscriber and such Placement Agent or the Company. Such Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Such Subscriber acknowledges that no Placement Agent has acted as its financial advisor or fiduciary in connection with the issuance and purchase of the Shares, none of the Placement Agents nor any of their respective affiliates has any duty or obligation to such Subscriber, and none of the Placement Agents shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by any agreement with the Company or (y) for anything which any of them may do or refrain from doing in connection with any agreement with the Company. Such Subscriber acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in Section 502(c) of Regulation D under the Securities Act and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Such Subscriber acknowledges that (i) it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person or entity (including, without limitation, any of the Placement Agents or Titan), except for the representations and warranties of the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company, (ii) the Placement Agents and each of their respective directors, officers, employees, representatives, and controlling persons have made no independent investigation with respect to the Company, the Shares, or the accuracy, completeness, or adequacy of any information supplied to such Subscriber by the Company and (iii) none of the Placement Agents nor any of their respective affiliates have prepared any disclosure or offering document in connection with the offer and sale of the Shares. Such Subscriber acknowledges that certain information provided to such Subscriber was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

2.1.10    Such Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. Such Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and such Subscriber has sought such accounting, legal and tax advice as such Subscriber has considered necessary to make an informed investment decision.

2.1.11    Alone, or together with any professional advisor(s), such Subscriber represents and acknowledges that such Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for such Subscriber and that such Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of such Subscriber’s investment in the Company. Such Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.12    Such Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.13    Such Subscriber represents and warrants that such Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person that is named on the OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Such Subscriber agrees to use reasonable best efforts to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that such Subscriber is permitted to do so under applicable law. Such Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that, directly or indirectly through a third-party administrator, such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Such Subscriber also represents that, to the extent required, it maintains policies and procedures, directly or indirectly through a third-party administrator, reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. Such Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures, directly or indirectly through a third-party administrator, that are reasonably designed to ensure that the funds held by such Subscriber and used to purchase the Shares were legally derived.

2.1.14    At the time of funding such Subscriber’s Applicable Purchase Price prior to the Closing pursuant to Section 3.1, such Subscriber will have, sufficient immediately available funds to pay such Subscriber’s Applicable Purchase Price. Such Subscriber was not formed for the purpose of acquiring the Shares and will have total liquid assets and net assets in excess of such Subscriber’s Applicable Purchase Price as of the date such Subscriber’s Applicable Purchase Price is required to be funded to the Company pursuant to Section 3.1.

2.1.15    To the extent such Subscriber is one of the covered persons identified in Rule 506(d)(1), such Subscriber represents that no disqualifying event described in Rule 506(d)(1)(i-viii) of the Securities Act (a “Disqualification Event”) is applicable to such Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Such Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to such Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 2.1.15, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of such Subscriber’s securities for purposes of Rule 506(d) of the Securities Act.

2.1.16    Such Subscriber agrees that, from the date of this Subscription Agreement until the Closing or the earlier termination of this Subscription Agreement, none of such Subscriber, its controlled affiliates, or any person or entity acting on behalf of such Subscriber or any of its controlled affiliates or pursuant to any understanding with such Subscriber or any of its controlled affiliates will engage in any Short Sales with respect to equity securities of the Company prior to the Closing; provided, however, that if the closing price of a share of the Company’s Class A common stock on any trading day is not less than $15.00 per share, such Subscriber may engage in Short Sales with respect to a number of shares of Class A common stock not to exceed 50% of the Shares to be purchased by such Subscriber pursuant to this Subscription Agreement. For the purposes hereof, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), including through non-U.S. broker dealers or foreign regulated brokers. Subscriber acknowledges and is aware that (i) the Placement Agents are each acting as the Company’s joint placement agent, (ii) Deutsche Bank is acting as financial advisor to Titan in connection with the Transaction, (iii) Deutsche Bank has served in various commercial roles for Titan, its affiliates and certain funds and business development companies that its affiliates advise, and (iv) Jefferies has acted as underwriter to the Company in connection with the Company’s initial public offering.

2.2              Company’s Representations, Warranties and Agreements. To induce the Subscribers to purchase the Shares, the Company hereby represents and warrants to the Subscribers and agrees with the Subscribers as follows:

2.2.1        The Company has been duly incorporated and is validly existing as a corporation in good standing under the Delaware General Corporation Law (the “DGCL”), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2        When issued and delivered to the Subscribers against full payment for the Shares in accordance with the terms of this Subscription Agreement and registered with the Company’s transfer agent, the Shares will be duly authorized, validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational documents then in effect or under the DGCL, or pursuant to any agreement or other instrument to which the Company is a party or by which it is otherwise bound.

2.2.3        This Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Subscribers, is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by the Enforceability Exceptions.

2.2.4        The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of the Company to comply in all material respects with this Subscription Agreement.

2.2.5        Neither the Company, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the Securities Act.

2.2.6        Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Shares.

2.2.7        Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 2.1, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscribers in the manner contemplated by this Subscription Agreement.

2.2.8        The Company has provided the Subscribers an opportunity to ask questions regarding the Company and made available to the Subscribers all the information reasonably available to the Company that the Subscribers have requested for deciding whether to acquire the Shares.

2.2.9        No Disqualification Event is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii-iv) or (d)(3) of the Securities Act is applicable. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 of the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1) of the Securities Act.

2.2.10    As of the date of this Subscription Agreement, there are no pending or, to the knowledge of the Company, threatened, actions, which, if determined adversely, would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement. As of the date hereof, there is no unsatisfied judgment or any open injunction binding upon the Company which would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to enter into and perform its obligations under this Subscription Agreement.

2.2.11    As of the date hereof, the issued and outstanding shares of the Company’s Class A common stock are registered pursuant to Section 12(b) of the Exchange Act and as of the date hereof are listed for trading on the NASDAQ (the “Exchange”) under the symbol “MUDS.” As of the date hereof, the Company has not been notified by the Exchange that it does not comply with any Exchange listing rule, which noncompliance is not subject to any compliance extension or ability to remedy, in each case as permitted by the Exchange’s continued listing rules. As of the date hereof, there is no action pending or, to the knowledge of the Company, threatened in writing against the Company by the Exchange or the SEC with respect to any intention by such entity to deregister the Company’s Class A common stock or terminate the listing of the Company’s Class A common stock on the Exchange, other than actions where a compliance extension or ability to remedy is available under applicable law. None of the Company or its affiliates has taken any action in an attempt to intentionally terminate the registration of the Company’s Class A common stock under the Exchange Act except as contemplated by the Business Combination Agreement. As of the date hereof, the Company has not received any written notice from the Exchange or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the Company’s Class A common stock from the Exchange or the SEC.

2.2.12    Except with respect to agreements regarding the non-disclosure of confidential information and/or trading restrictions entered into prior to the date hereof, there are no other agreements, side letter agreements or other agreements or understandings (including written summaries of any oral understandings) with any other investor purchasing shares of Class A Common Stock in the Company in connection with the Business Combination Agreement which include terms and conditions (economic or otherwise) that are materially more advantageous to any such person (as compared to the Subscribers).

3.                  Settlement Date and Delivery.

3.1              Closing. The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the closing date of the Transaction. Upon not less than four (4) business days’ written notice from (or on behalf of) the Company to the Subscribers (the “Closing Notice”) that the Company reasonably expects all conditions to the closing of the Transaction to be satisfied on a date that is not less than four (4) business days from the date of the Closing Notice, each Subscriber shall deliver to the Company at least one (1) business day prior to the closing date specified in the Closing Notice (the “Closing Date”), to be held in escrow until the Closing, such Subscriber’s Applicable Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice against delivery by the Company to such Subscriber of the Shares in book-entry form. In the event the Closing does not occur on the Closing Date, the Company shall promptly (but not later than two (2) business days thereafter) return such Subscriber’s Applicable Purchase Price to such Subscriber.

3.2              Mutual Conditions to Closing.

The parties’ obligations to effect the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by each party hereto, on or prior to the Closing Date, of each of the following conditions:

3.2.1        No suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred.

3.2.2        No governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise preventing or prohibiting consummation of the transactions contemplated hereby.

3.2.3        All specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated.

3.3              Conditions to Closing of the Company.

The Company’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Company, on or prior to the Closing Date, of each of the following conditions:

3.3.1        All representations and warranties of the Subscribers contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Subscribers of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date.

3.3.2        The Subscribers shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement.

3.3.3        All conditions precedent to the consummation of the Transaction set forth in the Business Combination Agreement shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transaction, but subject to satisfaction of such conditions as of the consummation of the Transaction).

3.4              Conditions to Closing of the Subscribers.

The Subscribers’ obligation to purchase the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Subscribers, on or prior to the Closing Date, of each of the following conditions:

3.4.1        All representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date.

3.4.2        The Company shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement.

3.4.3        (i) All conditions precedent to the consummation of the Transaction set forth in the Business Combination Agreement shall have been satisfied or waived by the party entitled to the benefit thereof under the Business Combination Agreement (other than those conditions that may only be satisfied at the consummation of the Transaction, but subject to satisfaction or waiver by such party of such conditions as of the consummation of the Transaction), (ii) no amendment, modification or waiver of the Business Combination Agreement (as the same exists on the date hereof as provided to the Subscribers) or any terms thereof shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that the Subscribers would reasonably expect to receive under this Subscription Agreement without having received the Subscribers’ prior written consent (not to be unreasonably withheld, conditioned or delayed); provided, that the foregoing condition shall not apply with respect to any amendment, modification or waiver of Sections 11.02(e) or 11.03(c) of the Business Combination Agreement (or the effects thereof) and (iii) the Transaction will be consummated immediately following the Closing.

4.                  Registration Rights.

4.1              The Company and the Subscribers agree that, within fifteen (15) business days after the consummation of the Transaction, the Company will use its commercially reasonable efforts to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of the Shares (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that the Company’s obligations to include the Shares and those other Shares of the Company held by any Subscriber in the Registration Statement are contingent upon such Subscriber furnishing in writing to the Company such information regarding such Subscriber, the securities of the Company held by such Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. The Company shall use its commercially reasonable efforts to maintain the continuous effectiveness of the Registration Statement until the earliest of (i) the date on which the Shares may be resold without volume, manner of sale or current public information limitations pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), (ii) the date on which such Shares have actually been sold and (iii) the date which is three years after the Closing.

4.2              Notwithstanding anything to the contrary in this Subscription Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require any Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, each Subscriber agrees that (i) it will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, each Subscriber will deliver to the Company or, in such Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in such Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent such Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.3              The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless each Subscriber (to the extent a seller under the Registration Statement), the officers, directors and agents of each of them, and each person who controls such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Subscriber furnished in writing to the Company by such Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company, or (D) in connection with any offers or sales effected by or on behalf of a Subscriber in violation of Section 4.2 hereof. The Company shall notify such Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which the Company is aware (provided, that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by such Subscriber.

4.4              Each Subscriber shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Subscriber furnished in writing to the Company by such Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Each Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which such Subscriber is aware (provided, that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by such Subscriber.

5.                  Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement or (iii) on the “Outside Date” as defined in the Business Combination Agreement; provided, that, subject to the limitations set forth in Section 8, nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the Subscribers of the termination of the Business Combination Agreement promptly after the termination of such agreement.

6.                  Miscellaneous.

6.1              Further Assurances; Reliance; Additional Information.

6.1.1        Each of the Subscribers and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described herein.

6.1.2        Each Subscriber acknowledges that the Company, Titan and others (including the Placement Agents) is entitled to rely upon this Subscription Agreement, including the acknowledgments, understandings, agreements, representations and warranties made by such Subscriber contained in this Subscription Agreement and any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of such Subscriber. Prior to the Closing, each Subscriber agrees to promptly notify the Company and Titan if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. Prior to the Closing, the Company agrees to promptly notify the Subscribers if any of its acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in all material respects. The Company acknowledges that each Subscriber, Titan and each of the Placement Agents is entitled to rely upon this Subscription Agreement, including the acknowledgements, understandings, agreements, representations and warranties made by the Company contained in this Subscription Agreement and any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company. Each of the Subscribers, the Company, Titan and each Placement Agent is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.3        The Company may request from any Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of such Subscriber to acquire the Shares, and such Subscriber shall promptly provide such information as may be reasonably requested, in each case to the extent within such Subscriber’s possession and control or otherwise readily available to such Subscriber; provided, that the Company agrees to keep such information provided by such Subscriber confidential, other than as required by applicable law, regulation or legal proceeding.

6.2              Expenses. Each of the parties hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein (it being agreed that the SEC registration fee with respect to the registration of the Shares pursuant to Section 4 will be paid by the Company).

6.3              Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)              if to a Subscriber, to such address or addresses set forth on such Subscriber’s signature page hereto;

(ii)             if to the Company, to:

Mudrick Capital Acquisition Corporation II

527 Madison Avenue, 6th Floor

New York, New York 10022

Attention: John O’Callaghan

Email: jocallaghan@mudrickcapital.com

with a required copy (which copy shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Jackie Cohen

Email: jackie.cohen@weil.com

and

Topps Intermediate Holdco, Inc.

One Whitehall Street

New York, NY 10004

Attention: Jason Thaler, General Counsel

Email: jthaler@topps.com

with a required copy (which copy shall not constitute notice) to:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

Attention: Richard J. Campbell, P.C. and Aisha P. Lavinier

Email: richard.campbell@kirkland.com and aisha.lavinier@kirkland.com

6.4              Entire Agreement. This Subscription Agreement, together with any agreements between a Subscriber and the Company and/or Titan regarding the non-disclosure of confidential information and/or trading restrictions entered into prior to the date hereof, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

6.5              Modifications and Amendments. This Subscription Agreement may not be amended, modified or supplemented except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification or supplement is sought.

6.6              Waivers and Consents. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7              Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to any Subscriber hereunder (other than the Shares, if any, acquired hereunder) may be transferred or assigned without the written consent of the Company (not to be unreasonably withheld, conditioned or delayed), and then only in accordance with this Subscription Agreement; provided, that each Subscriber may assign its rights, interests or obligations hereunder to any fund or account managed by the same investment manager as such Subscriber or an affiliate of such Subscriber, without the prior consent of the Company, so long as (i) such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by such Subscriber, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of the assignor provided for herein to the extent of such assignment and (ii) no assignment shall relieve the assignor of any of its obligations or liabilities as a Subscriber hereunder. Any purported assignment in violation of this Section 6.7 shall be null and void and of no force or effect..

6.8              Benefit.

6.8.1        Except as otherwise provided herein (including the next sentence hereof), this Subscription Agreement is intended for the benefit of the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives, and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. Except as set forth in Section 2.1.9, Section 6.1.2, Section 6.7, and this Section 6.8, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions.

6.8.2        Each party hereto agrees that Titan is a third party beneficiary of this Subscription Agreement, and Titan may directly enforce each of the covenants and agreements of the Subscribers under this Subscription Agreement, as amended, modified, supplemented or waived in accordance with Section 6.6. Notwithstanding anything herein to the contrary, no termination pursuant to clause (ii) of Section 5 and no amendment, modification, supplement, waiver or assignment by any Subscriber or the Company of this Subscription Agreement or any rights or obligations hereunder shall be effective without the prior written consent of Titan.

6.9              Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

6.10          Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware; provided, that if the Court of Chancery of Delaware declines jurisdiction or if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the U.S. federal courts, such legal proceeding shall be heard in, and each of the parties irrevocably consents to the exclusive jurisdiction and venue of, the U.S. District Court for the District of Delaware; provided, further, that if the U.S. District Court for the District of Delaware declines jurisdiction or if subject matter jurisdiction over the matter that is the subject of the legal proceeding is vested exclusively in the Delaware state courts, such legal proceeding shall be heard in, and each of the parties irrevocably consents to the exclusive jurisdiction and venue of, the Delaware state courts located in Wilmington, Delaware (together with the U.S. District Court for the District of Delaware and the Court of Chancery of the State of Delaware, the “Chosen Courts”), in connection with any matter based upon or arising out of this Subscription Agreement and each other document executed in connection with the Transaction, and the consummation thereof, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons. Each party hereto hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum, or (v) the venue of such legal proceeding is improper. Each party hereto hereby agrees not to commence or prosecute any such action, claim, cause of action or suit other than before the Chosen Courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit to any court other than the Chosen Courts, whether on the grounds of inconvenient forum or otherwise. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by the laws of the State of Delaware, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.3, and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.10, a party hereto may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT AND EACH OTHER DOCUMENT EXECUTED IN CONNECTION WITH THE TRANSACTION, AND THE CONSUMMATION THEREOF. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.11          Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

6.12          No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.13          Specific Performance. The parties hereto acknowledge and agree that (i) this Subscription Agreement is being entered into in order to induce the Company and Titan to execute and deliver the Business Combination Agreement and (ii) each of the parties and Titan would suffer irreparable damage if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms, or this Subscription Agreement was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that each of the Company and Titan shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.10, this being in addition to any other remedy to which any party hereto is entitled at law, in equity, in contract, in tort or otherwise, including money damages.  The right to specific enforcement shall include the right of each of the Company and Titan to cause the Subscribers to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement, including each Subscriber’s obligation to fund such Subscriber’s Applicable Purchase Price pursuant to Section 3.1. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason, and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. The parties acknowledge and agree that this Section 6.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.14          Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing until the expiration of any statute of limitations under applicable law. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transaction, all representations, warranties, covenants and agreements of the parties hereto as set forth herein shall survive the consummation of the Transaction and remain in full force and effect until the expiration of any statute of limitations under applicable law.

6.15          No Broker or Finder. Except with respect to the Placement Agents (which have been engaged by the Company in connection with this Subscription), each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on the other party hereto. The Company, on the one hand, and each Subscriber, severally (and not joint and severally), on the other hand, agrees to indemnify and hold the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.16          Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.17          Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by email transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.18          Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.19          Mutual Drafting. This Subscription Agreement is the joint product of each of the Subscribers and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

7.                  Disclosure. Each Subscriber hereby acknowledges that the terms of this Subscription Agreement will be disclosed by the Company in a Current Report on Form 8-K filed with the SEC on or after the date hereof and a form of this Subscription Agreement will be filed with the SEC as an exhibit thereto. The Company shall not publicly disclose the name of the Subscribers or any affiliate or investment adviser of the Subscribers, or include the name of Subscribers or any affiliate or investment adviser of the Subscribers in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior consent (including by e-mail) of the Subscribers, except as required by the federal securities laws, rules or regulations and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under regulations of the Exchange.

8.                  Legend Removal. If requested by a Holder (as defined below), the Company shall use its commercially reasonable efforts to (i) cause the removal of the restrictive legends from any Shares being sold under the Registration Statement or in accordance with Rule 144 at the time of sale of such Shares, and (ii) cause its legal counsel to deliver an opinion, if necessary, to the transfer agent in connection with the instruction under subclause (i) to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, in each case upon the receipt of customary representations and other documentation, if any, from a Subscriber as reasonably requested by the Company, its counsel or the transfer agent, establishing that restrictive legends are no longer required. Each Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Shares to the Company (or its successor) upon request to assist the Company in making the determination described above.

9.                  Trust Account Waiver. Each Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Such Subscriber further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated December 7, 2020 (the “Prospectus”) available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Company, its public shareholders and the underwriters of Company’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, such Subscriber, on behalf of itself and its representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account, in each case, as a result of, or arising out of, this Subscription Agreement. Nothing in this Section 9 shall (x) serve to limit or prohibit a Subscriber’s right to pursue a claim against Company for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, (y) serve to limit or prohibit any claims that the Company may have in the future against Company’s assets or funds that are not held in the Trust Account (other than distributions therefrom) or (z) be deemed to limit a Subscriber’s right, title, interest or claim to the Trust Account solely by virtue of such Subscriber’s record or beneficial ownership of the Company’s Class A common stock.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Company and each Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

COMPANY:

MUDRICK CAPITAL ACQUISITION CORPORATION II

By:
Name:
Title:

Accepted and agreed this _____ day of _____, 2021.

[Signature Page to Subscription Agreement]

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Date: ______________ ___, 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different from the name of the Subscriber listed directly above):

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN: _____________________________	Joint Subscriber’s EIN:
_________________________

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip	City, State, Zip

[Signature Page to Subscription Agreement]

Attn:	Attn:
Telephone No.: __________________________	Telephone No.: _____________________
Shares issued in the Subscription (subject to adjustment pursuant to Section 1): __________________________	Pro Rata Portion: __________________________
Subscriber’s Applicable Purchase Price (subject to adjustment pursuant to Section 1): $ .

The Subscriber must pay such Subscriber’s Applicable Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Company in the Closing Notice.

[Signature Page to Subscription Agreement]

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “QIB”)).

2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check all applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** OR ***

C.	QUALIFIED PURCHASER (Please check all applicable subparagraphs):

1.	☐ We are a “qualified purchaser” (as defined in Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

*** AND ***

D.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by each Subscriber

and constitutes a part of the Subscription Agreement.

Rule 501(a) under the Securities Act, in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Company reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Subscriber and under which the Subscriber accordingly qualifies as an “accredited investor.”

Initials

_____	☐ Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____	☐ Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_____	☐ Any insurance company as defined in Section 2(a)(13) of the Securities Act;

_____	☐ Any investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

_____	☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

_____	☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

_____	☐ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

_____	☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the securities offered, and with total assets in excess of $5,000,000;

This page should be completed by each Subscriber

and constitutes a part of the Subscription Agreement.

Initials

_____	☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

_____	☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

_____	☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____	☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act; or

_____	☐ Any entity in which all of the equity owners are “accredited investors.”

E.       QUALIFIED PURCHASER STATUS (Please check the applicable box)

Please indicate the basis of Subscriber’s status as a “qualified purchaser,” as defined in Section 2(a)(51)(A) of the Investment Company Act and the regulations issued thereunder:

This page should be completed by each Subscriber

and constitutes a part of the Subscription Agreement.

Initials

_____	☐ Subscriber is an individual who owns not less than $5,000,000 in “Investments” either separately or jointly or as community property with his or her spouse. (See EXHIBIT A to this Annex A for the definition of and method for calculating the value of “Investments”);

_____	☐ Subscriber is an entity, acting for its own account or the accounts of other “qualified purchasers,” that in the aggregate owns and invests on a discretionary basis not less than $25,000,000 in “Investments.” (See EXHIBIT A to this Annex A for the definition of and method for calculating the value of “Investments”);

_____	☐ Subscriber is a “family company” that owns not less than $5,000,000 in “Investments.” (See EXHIBIT A to this Annex A for the definition of and method for calculating the value of “Investments”). A “family company” means any company (including a trust, partnership, limited liability company or corporation) that is owned directly or indirectly by or for (a)(i) two or more individuals who are related as siblings, spouses or former spouses, or as direct lineal descendants by birth or adoption, or (ii) spouses of such persons, (b) estates of such persons, or (c) foundations, charitable organizations or trusts established by or for the benefit of such persons;

_____	☐ Subscriber is an entity (other than a trust), each of the beneficial owners of which is a “qualified purchaser”; or

_____	☐ Subscriber is a trust that was not formed for the specific purpose of investing in the Company, each trustee (or other person authorized to make decisions with respect to the trust) and each grantor (or other person who has contributed assets to the trust) of which are “qualified purchasers.”

This page should be completed by each Subscriber

and constitutes a part of the Subscription Agreement.

EXHIBIT A TO ANNEX A – ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

INVESTMENTS

For determining whether Subscriber is a “qualified purchaser,” the term “Investments” means:

A.	Securities (as defined by Section 2(a)(1) of the Securities Act), other than securities of an issuer that controls, is controlled by, or is under common control with, Subscriber that owns such securities, unless the issuer of such securities is a “public company,” a “financial company” or has more than $50,000,000 in equity, as reflected on such company’s financial statements which present such equity information as of a date within 16 months preceding the date on which Subscriber acquires an Interest. The term “public company” includes all companies that file reports pursuant to Section 13 or 15(d) of the Exchange Act or have a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act. The term “financial company” includes a commodity pool or an “investment company” (whether U.S. or offshore) or a company required to register as such under the Investment Company Act but for the exclusions or exemptions provided by Sections 3(c)(1) through 3(c)(9) of the Investment Company Act;

B.	Real estate held for investment purposes so long as it is not used by the prospective qualified purchaser or a close relative (generally, a sibling, spouse, former spouse, direct ancestor or descendent or a spouse of such an ancestor or descendent) for personal or business purposes. However, real estate owned by a prospective qualified purchaser who is primarily in the real estate business is includable as an “investment” even if it is held by the owner;

C.	“Commodity Interests” or “Physical Commodity” held for investment purposes by Subscriber. “Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of (a) any contract market designated for trading such transactions under the Commodity Exchange Act, and the regulations issued thereunder and the rules thereunder, or (b) any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act. “Physical Commodity” means any physical commodity with respect to which a “Commodity Interest” is traded on a market specified in the definition of Commodity Interests above;

D.	To the extent not securities, “financial contracts” entered into for investment purposes or in connection with investments. “Financial contracts” means any arrangement that (a) takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets; (b) is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and (c) is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement;

E.	In the case of a Subscriber that is a commodity pool operator or an investment company excepted from registration by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, any amounts payable to such Subscriber pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make Capital Contributions to, Subscriber upon the demand of Subscriber; and

F.	Cash and cash equivalents (including foreign currencies) held for investment purposes. “Cash and cash equivalents” include bank deposits, certificates of deposits, bankers acceptances and similar bank instruments held for investment purposes and the net cash surrender value of an insurance policy.

“Investments” do not include other assets which do not reflect experience in the financial markets, such as jewelry, art work, antiques and other collectibles.

This page should be completed by each Subscriber

and constitutes a part of the Subscription Agreement.

For purposes of determining the amount of “Investments” owned by a company, “Investments” of a parent company and its majority-owned subsidiaries may be aggregated to meet the minimum “investment” amount requirements, regardless of which company is the prospective qualified purchaser.

For purposes of determining the amount of “Investments” owned by an individual, there may be included any “investment” held jointly or as community property with such person’s spouse. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s “Investments” any “Investments” owned by the other spouse (whether or not such “investments” are held jointly).

In determining whether an individual is a qualified purchaser, there may be included in the amount of such person’s “Investments” any “Investments” held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

VALUATION OF INVESTMENTS

In determining the value of “Investments” in order to ascertain qualified purchaser status, the aggregate amount of “Investments” owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost provided that the same method must be used for all “Investments.” However,

1.	in the case of “Commodity Interests,” the amount of “Investments” is the value of the initial margin or option premium deposited in connection with such “Commodity Interests,” and

2.	in each case, there shall be deducted from the amount of such “Investments” the following amounts:

(a)	the amount of any outstanding indebtedness incurred by the prospective qualified purchaser to acquire such “Investments,” and

(b)	in the case of a Family Company (as defined in Annex A), in addition to the amounts specified in paragraph (2)(a) above, any outstanding indebtedness incurred by an owner of the Family Company to acquire the Family Company’s “Investments.”

This page should be completed by each Subscriber

and constitutes a part of the Subscription Agreement.